                                                                   Exhibit 10.21

--------------------------------------------------------------------------------

                                 THIRD AMENDMENT

                                       TO

                                 LOAN AGREEMENT

                                      among

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                                  as Borrower,

                                 the GUARANTORS,

                            that are a party hereto,

                                       and

                                FLEET BANK, N.A.

                                    as Lender

                          Dated as of February 29, 2000

--------------------------------------------------------------------------------

                        THIRD AMENDMENT TO LOAN AGREEMENT

            THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of February 29, 2000, is entered into by and among THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (the "Borrower"), The Manhattan Ocean Club Associates, L.L.C., a Delaware limited liability company, La Cite Associates, L.L.C., a Delaware limited liability company, Atlantic & Pacific Grill Associates, L.L.C., a Delaware limited liability company, Mrs. Parks Sub, LLC, a Delaware limited liability company, New York RGI Sub, LLC, a Delaware limited liability company, Restaurant Group Management Service, LLC, a Delaware limited liability company, S & W Chicago, LLC, a Delaware limited liability company, S & W of Miami, L.L.C., a Delaware limited liability company, MOC D.C., L.L.C., a Delaware limited liability company, S & W Las Vegas, L.L.C., a Delaware limited liability company, S & W New Orleans, L.L.C., a Delaware limited liability company, S & W D.C., L.L.C., a Delaware limited liability company, and MOC of Miami, L.L.C., a Delaware limited liability company (each of the thirteen (13) foregoing entities is referred to herein as a "Guarantor and collectively as the "Guarantors") and FLEET BANK, N.A., a national banking association organized under the laws of the United States (the "Lender"). All capitalized terms used herein and not defined herein shall have the meanings ascribed respectively thereto in the Agreement.

      WHEREAS, the Borrower entered into a senior secured revolving credit facility for up to an aggregate principal amount not to exceed $15,000,000 (the "Original Commitment") with the Lender pursuant to that certain Loan Agreement dated as of September 1, 1998, as amended by the First Amendment to Loan Agreement dated as of June 8, 1999, and the Second Amendment to the Loan Agreement dated as of June 29, 1999 (collectively, the "Agreement");

      WHEREAS, the Borrower and the Lender have previously agreed by letter, dated as of November 10, 1999, to amend the Agreement to reflect the change of name of "The New York Restaurant Group, Inc." to "The Smith & Wollensky Restaurant Group, Inc."

      WHEREAS, the Borrower has requested that the Lender provide a 364 day revolving credit facility ("Loan B") in an aggregate outstanding amount not to exceed $1,000,000; and

      WHEREAS, the parties hereto desire to amend the Agreement to provide for and incorporate the terms of Loan B.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement and the other Loan Documents are hereby modified as follows:

      1. New Defined Terms. Section 1.1 of the Agreement is hereby amended by adding each of the following definitions in appropriate alphabetical order:

            "Clean-Up Period" shall have the meaning given in Section 2.9.

            "Loan B" shall mean the 364 day revolving credit facility made by the Lender to the Borrower in an aggregate outstanding amount not to exceed $1,000,000.

            "Loan B Availability" shall mean the amount, computed on a daily basis, by which the Loan B Commitment exceeds the sum of the outstanding principal of Loan B.

            "Loan B Commitment" shall have the meaning given in Section 2.1(A).

            "Loan B Commitment Period" shall have the meaning given in Section 2.1(A).

            "Loan B Note" shall have the meaning given in Section 2.2(A).

            "Loan B Advances" shall mean an advance of funds by the Lender to the Borrower subject to and in accordance with the terms of Sections 2.1(A) and 4.2.

      2. Amendments to Defined Terms. Section 1.1 of the Agreement is hereby amended by amending the following defined terms as follows:

            The definition of "Advance" is amended by adding immediately after the number "2.1" on the second line of such definition: ", 2.1 (A)".

            The definition of "Borrower" is amended by (a) deleting "THE NEW YORK RESTAURANT GROUP, INC." wherever it appears in the Agreement and any other Loan Document, and (b) replacing it with "THE SMITH & WOLLENSKY RESTAURANT GROUP, INC."

            The definition of "Commitment" is amended by: (a) adding immediately after the word "Loan" on the first line of such definition: "or Loan B"; and (b) adding immediately after the word "Period" on the second line thereof: "or Loan B Commitment Period, as the case may be,".

            The definition of "Interest Rate" is amended by adding immediately after the number "2.4," on the second line of such definition: "2.4(A),".

            The definition of "Loan" or "Loans" is amended by (a) deleting the words "or Term Loan" on the second line of such definition, and (b) adding immediately after the words "Revolving Loan" on the second line thereof: ", Term Loan or Loan B."

            The definition of "Maturity Date" is amended by (a) deleting the word "and" immediately before the letter "(b)" on the third line of such definition, and (b) adding immediately after the phrase "Maturity Date of the Term Loan" on the fourth line thereof. ", and (c) with respect to Loan B, the termination date of the Loan B Commitment Period."

            The definition of "Notes" is amended by (a) deleting the words "and Term Note" on the first line of such definition, and (b) adding immediately after the words "Revolving Loan Note" on the first line thereof: ", Term Note and Loan B Note."

            The definition of "Termination Date" is amended by (a) deleting the phrase "January 15, 2000" on the second line of such definition, and (b) replacing it with "July 31, 2002."

      3. Amendments to Section 2. Section 2 of the Agreement is hereby amended to include new Sections 2.1(A), 2.2(A) and 2.4(A) to read as follows:

            "2.1(A) Loan B Commitment. Subject to the terms and conditions and relying on the representations and warranties set forth herein, the Lender will make available Loan B Advances to the Borrower from time to time during the period commencing February 29, 2000 and expiring on February 27, 2001 ("Loan B Commitment Period"). Each Loan B Advance may be in an amount not to exceed the Loan B Availability as of the date of such Loan B Advance. The aggregate principal amount at any one time outstanding of such Loan B shall not exceed $1,000,000 ("Loan B Commitment"). Loan B Advances may be used for general corporate purposes.

            2.2(A) Loan B Note. Loan B Advances made by the Lender to the Borrower pursuant to Section 2.1(A) shall be evidenced by that certain Revolving Loan Note in the form attached hereto as Exhibit C (the "Loan B Note"), payable to the order of the Lender and representing the obligation of the Borrower to pay the aggregate unpaid principal amount of all Loan B Advances, with interest thereon as hereinafter described. The Loan B Note shall (i) be dated the date hereof, and (ii) mature on the termination date of the Loan B Commitment Period. The Borrower hereby expressly authorizes the Lender to record on the schedule attached to the Loan B Note the amount and date of each Loan B Advance, the date and amount of each payment of principal and the unpaid principal balance; provided, however, that the failure of the Lender to make any such notation shall not in any manner affect the obligation of the Borrower to repay any Loan in accordance with the terms hereof. All such notations shall be deemed to be correct absent manifest error.

            2.4(A) Interest on Loan B Note. Until the date upon which it is repaid in full, each Loan B Advance made during the Loan B Commitment Period shall bear interest, at: (i) the Adjusted Prime Rate, or (ii) subject to availability and at the Borrower's timely request, as provided in Section 2.3 hereof, the Adjusted LIBOR Rate."

      4. Amendments to Section 2.5. Section 2.5 of the Agreement is hereby amended by adding the following sentence: "Notwithstanding the foregoing, Loan B Advances shall not be subject to the terms of this Section 2.5."

      5. Amendments to Section 2.9. Section 2.9 of the Agreement is hereby amended by adding the following clause:

            "(c) Mandatory Prepayments. Notwithstanding anything contained herein to the contrary, the Borrower shall prepay the Loan B in full so that, for a period of at least 60 consecutive days starting December 1st, 2000 and ending January 29th, 2001 ("Clean-up Period"), the aggregate outstanding principal amount of Loan B shall be reduced to $0 for the duration of such Clean-up Period. The Borrower shall give written notice to the Lender of the first day of the Clean-up Period no later than 5 business days after the commencement of such Clean-up Period."

      6. Amendments to Section 2.10. Section 2.10(a) of the Agreement is hereby amended by adding the following clause:

            "(iv) with respect to any Loan B Advances under Loan B, and subject to the provisions of Section 2.4(A), in arrears, commencing on the first day of the first month following such Loan B Advance and on the first day of each and every month thereafter up to and including the first to occur of (A) the termination of the Loan B Commitment Period, or (B) repayment in full of all Loan B Advances and interest thereon."

      7. Amendments to Section 2.17. Section 2.17 of the Agreement is hereby amended by adding the following sentence after the first sentence of such
Section 2.17: "Notwithstanding anything to the contrary set forth herein, in no event shall any Letter of Credit be issued on or after January 15, 2000."

      8. Amendments to Section 8. Section 8 of the Agreement is hereby amended by adding the following clause:

            "(m) The Borrower shall have failed to satisfy the requirements for a Clean-up Period as set forth in Section 2.9; or

            (n) The Borrower shall have failed to provide the Lender, no later than 5 days prior to the end of the Borrower's fourth fiscal quarter of 2000, written notice of the commencement of a Clean-up Period as set forth in Section 2.9;"

      9. Fees. In consideration of the Lender agreeing to enter into this Amendment, and granting the waivers set forth in paragraph 10 below, the Borrower hereby agrees to pay to Lender a Loan Fee of $10,000 on the date hereof (the "Closing Date").

      10. Effect of Amendment. All references in the Loan Documents to the "Loan Agreement" shall be deemed to refer to the Agreement as modified pursuant to the terms hereof. All references in any one of the Loan Documents to any of the other Loan Documents shall be deemed to refer to such other Loan Documents as modified pursuant to the terms hereof. In the event of any inconsistency or conflict between the terms and provisions of any of the Loan Documents and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and be binding, it being the agreement and intent of the Borrower, Guarantors and the Lender that the terms and provisions contained or referred to in the Loan Documents shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Amendment.

      11. Consent of Borrower and Guarantor. By execution of this Amendment, Borrower and Guarantors hereby expressly consent to the modification and amendments relating to the Loan Agreement as set forth herein, and Guarantors and Borrower hereby acknowledge, represent and agree that the Guaranty, any Notes, the Security Agreement and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors and Borrowers, enforceable against such Person in accordance with its terms, that the Guaranty, the Notes, the Security Agreement and the other Loan Documents extend to and apply to the Loan Agreement as modified herein and amended herein, and that the execution and delivery of this Amendment does not constitute and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors' or Borrowers' obligations under the Guaranty, any Note, the Security Agreement or other Loan Documents.

      12. Borrower's Representations, Warranties and Covenants. Borrower and Guarantors hereby certify that the following statements are true on the date hereof:

            (a) No Default or Event of Default has occurred and is continuing;

            (b) All representations and warranties contained in the Agreement and the other Loan Documents, before and after giving effect to this Amendment, are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof.

            (c) Except with respect to compliance with Sections 5.3 and 6.1, the Borrower, before and after giving effect to this Amendment is in compliance in all material respects with all covenants in Sections 5, 6 and 7 of the Loan Agreement and all other covenants and agreements contained in the Agreement and the other Loan Documents;

            (d) There has been no material adverse change in the financial condition or business of the Borrower and Guarantors;

            (e) Except as expressly modified hereby, the Agreement and other Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects; and

            (f) The Borrower has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Agreement and/or other Loan Documents as hereby modified.

      13. Execution in Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      14. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

      15. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                               THE SMITH & WOLLENSKY RESTAURANT, INC.


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               THE MANHATTAN OCEAN CLUB
                                 ASSOCIATES, L.L.C., a Delaware limited
                                 liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               LA CITE ASSOCIATES, L.L.C.,
                                 a Delaware limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               ATLANTIC & PACIFIC GRILL
                                 ASSOCIATES, L.L.C., a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               MRS. PARKS SUB, LLC, a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               NEW YORK RGI SUB, LLC., a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               RESTAURANT GROUP MANAGEMENT
                                 SERVICE, LLC, a Delaware, limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                 Name: Mark K. Levine
                                 Title: Executive Vice President


                               S & W CHICAGO, L.L.C., a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               S & W OF MIAMI, L.L.C., a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                 its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K Levine
                                  Title: Executive Vice President


                               MOC D.C., L.L.C., a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine

                                  Title: Executive Vice President

                               S & W LAS VEGAS, LLC, a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               S & W NEW ORLEANS, LLC, a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               S & W D.C., LLC, a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               MOC of MIAMI, L.L.C., a Delaware
                                 limited liability company

                               By: The Smith & Wollensky Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               FLEET Lender, N.A.


                               By: /s/ Robert A. Brood
                                  ---------------------------------------------
                                    Name: Robert A. Brood
                                    Title: Vice President

                                   LOAN B NOTE

$1,000,000.00
New York, New York

                                                              February 29, 2000


            THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay to the order of FLEET BANK, N.A. (the "Bank") on February 27, 2001, at the office of the Bank specified in Section 9.1 of the Loan Agreement, dated as of September 1, 1998, between the Borrower and the Bank, as amended from time to time (as so amended, the "Agreement"; terms defined in the Agreement shall have their defined meanings when used in this Note), in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) or, if less than such principal amount, the aggregate unpaid principal amount of all Loan B Advances made by the Bank to the Borrower pursuant to Section 2.1(A) of the Agreement. The Borrower further promises to pay interest in like money on the unpaid principal balance of this Note from time to time outstanding at (i) the Adjusted Prime Rate, or (ii) subject to availability and at the Borrower's request, in accordance with the terms of the Loan Agreement, the Adjusted LIBOR Rate. Interest shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable in arrears commencing on the first day of the first month following any Loan made by the Bank to the Borrower pursuant to Section 2.1(A) of the Agreement, and on the first day of each and every month thereafter, as more particularly set forth in, and subject to the terms and conditions of, the Agreement. All Loans made by the Bank pursuant to Section 2.1(A) of the Agreement and all payments of the principal thereon may be endorsed by the holder of this Note on the schedule annexed hereto, to which the holder may add additional pages. The aggregate net unpaid amount of Loans set forth in such schedule shall be presumed to be the principal balance hereof absent manifest error. After the stated or any accelerated maturity hereof, and after the occurrence of any Event of Default, this Note shall bear interest at the Post Default Rate, and in the event that any amount payable hereunder or in connection herewith remains unpaid for a period of 10 days after its due date, the Borrower shall also be obligated to pay a late charge of two percent (2%) of the amount not paid when due, all as more particularly set forth in Section 2.10(e) of the Agreement, and all of such interest and late charges shall be payable on demand, but in no event in excess of the maximum rate of interest permitted under applicable law.

            This Note is the Loan B Note referred to in the Agreement, and is entitled to the benefits thereof and may be prepaid, and is required to be prepaid, in whole or in part, as provided therein.

            Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable, in each case as provided in the Agreement. This Note is secured by the Mortgages, the collateral described in the Security Agreement and by the Subsidiaries' Guaranty.

            The Bank may at any time pledge all or any portion of its rights under the Note and any other Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S. C.
Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any such Loan Documents.

            The Borrower, for itself and its legal representatives, successors and assigns, and all endorsers, guarantors or any others who may at any time become liable for payment hereunder, hereby (i) consents to any and all extensions of time, renewals, waivers, or modifications or substitutions or releases of security that may be granted or consented to by the Bank or the holder hereof with regard to the time of payment hereunder, the security held for payment hereunder, or any other provision hereof, and (ii) waives presentment, demand, protest and notice of protest, notice of dishonor, notice of non-payment, notice of maturity, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption of insolvency laws, and all other notices applicable hereto, and agrees to pay, to the extent permitted by law, all fees, costs and expenses incurred by or on behalf of the Bank or the holder hereof in the collection hereof, including legal costs and reasonable attorneys' fees and expenses.

            This Note has been issued pursuant to the terms of the Agreement, and is subject to all of the terms and conditions thereof.

            This Note shall be construed in accordance with and governed by the laws of the State of New York. The Borrower consents to the jurisdiction of the courts of the State of New York in any action brought to enforce any rights of the Bank or any holder under this Note, and the Borrower waives the right of trial by jury and the right to interpose any setoff or counterclaim of any kind or description with respect to any such action.

            IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                           THE SMITH & WOLLENSKY
                                           RESTAURANT GROUP, INC.


                                           By: /s/ Mark K. Levine
                                              ----------------------
                                           Name: Mark K. Levine
                                           Title: Executive Vice President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      On the 01 day Mar, 2000, before me personally came Mark K. Levine, to me known, who, being by me duly sworn, did depose and say that he is the Executive Vice President of The Smith & Wollensky Restaurant Group, Inc., the corporation described in, and which executed, the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.

                            /s/ Paul [Illegible]
                            --------------------
                               Notary Public

                                                         PAUL [Illegible]
                                                Notary Public, State of New York
                                               No. 24-4746883 Qual. in Kings Co.
                                               Commission Expires March 30, 2002

                             SCHEDULE TO LOAN B NOTE
                             DATED FEBRUARY 29, 2000
                                       BY
                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
                                       TO
                                FLEET BANK, N.A.

                 Advances and Payments of Principal and Interest
--------------------------------------------------------------------------------
                       Amount of                     Unpaid Principal
        Amount of      Principal        Amount of       Balance of     Notation
Date     Advance    Paid or Prepaid   Interest Paid      Advances      Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================